                     ERISA TAX-SHELTERED ANNUITY ENDORSEMENT


Notwithstanding any provision contained therein to the contrary, the Contract to which this Endorsement is attached is amended as follows:

OWNER AND ANNUITANT

1. The Owner must be either an organization described in IRC Section 403(b)(1)(A) or an Employee of such an organization. If the Owner is an organization described in IRC Section 403(b)(1)(A), the term "Employee" as used in this Endorsement shall mean the individual Employee for whose benefit the organization has established an annuity plan under IRC Section 403(b). Such Employee shall be the Annuitant. If the Owner is an Employee of an organization described in IRC Section 403(b)(1)(A), the Annuitant must be the same Employee.

         If this Contract is used as a funding mechanism for a rollover under IRC Sections 403(b) or 408(d)(3), the Owner must be one individual, that same individual must be the Annuitant, and the term "Employee" shall mean that individual.

         The Annuitant cannot be changed. Prior to the Maturity Date, the Co-Annuitant can be changed, but such change shall not require any distributions to be made under the Contract.

NONTRANSFERABLE

2. The interest of the Employee in this Contract is non-transferable within the meaning of IRC Section 401(g) and applicable regulations and is nonforfeitable. In particular, the Contract may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of any obligation or for any other purpose, to any person other than Us.

PAYMENTS

3. Payments must be made by an organization described in IRC Section 403(b)(1)(A), except in the case of rollover contributions under IRC Sections 403(b)(8) and 408(d)(3). The Employee must be an Employee of such organization.

         Payments made pursuant to a salary reduction agreement shall be limited to the extent provided in IRC Section 402(g). Payments shall not exceed the amount allowed by IRC Section 415.

REQUIRED BEGINNING DATE

4. The Employee's entire interest in this Contract shall be distributed as required under IRC Section 403(b)(10) and applicable regulations.

         Except as otherwise provided by law, for years beginning after December 31, 1996, the term "required beginning date" means April 1 of the calendar year following the later of (1) the calendar year in which the Employee attains age 70 1/2, or (2) the calendar year in which the Employee retires. However, to the extent required by law, the required beginning date means April 1 of the calendar year following the calendar year in which the Employee attains age 70 1/2 for an Employee who:

         (a) is a 5-percent owner (as defined in IRC Section 416) of the organization described in Section 1 of this Endorsement with respect to the plan year ending in the calendar year in which the Employee attains age 70 1/2; and

         (b) is not in a governmental plan or a church plan (as defined in IRC Section 401(a)(9)(C)).

ENDORSEMENT.018

DISTRIBUTIONS DURING EMPLOYEE'S LIFE

5. The Employee's entire interest shall be distributed no later than the required beginning date, or shall be distributed, beginning no later than the required beginning date, over (a) the life of the Employee or the joint lives of the Employee and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Employee, or the joint life and last survivor expectancy of the Employee and the designated beneficiary.

         If the Employee's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be made in accordance with the requirements of IRC Section 401(a)(9), including the incidental death benefit requirements of IRC
         Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401(a)(9)-2.

DEATH BENEFIT

6. If, in the event of the Employee's death prior to the Maturity Date, the Death Benefit is not paid to the employer plan, it shall be paid to
         (1) the surviving spouse of the Employee in the form required by section 205 of the Employee Retirement Income Security Act of 1974 (ERISA), unless the spouse elects otherwise in accordance with the requirements of such section 205 or applicable regulations; or (2) if there is no surviving spouse, or if the surviving spouse has consented in the manner required by section 205 of ERISA, or if the applicable regulations otherwise permit, to the Beneficiary under the Contract.

         In the "Death Benefit Before Maturity Date" section of part 4 of the Contract, the first sentence of the paragraph "Death of Annuitant" is deleted, and the second sentence is modified to read as follows: "If any Owner is not an individual, the death of the Annuitant (but not of the Co-Annuitant) is treated as the death of an Owner."

DISTRIBUTIONS AFTER EMPLOYEE'S DEATH

7. If an Employee dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of the Employee's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Employee's death.

         If the Employee dies before the required beginning date and an irrevocable annuity distribution has not begun, the entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death, except that

                  (a) if the interest is payable to an individual who is the Employee's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Employee died; or

                  (b) if the designated beneficiary is the Employee's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                           (i) December 31 of the calendar year immediately following the calendar year in which the Employee died, and

                           (ii) December 31 of the calendar year in which the Employee would have attained age 70 1/2.

                           If the surviving spouse dies before distributions begin, the limitations of this section shall be applied as if the surviving spouse were the Employee.

                           An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Employee's death or the date distributions are required to begin

ENDORSEMENT.018
                           pursuant to this provision (b). If no election is made, the entire interest will be distributed in accordance with the method of distribution in this provision (b).

                  An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Employee's death. If no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death.

         In the "Death of Owner" section of the "Death Benefit Before Maturity Date" part of the Contract, the distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Employee's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

LIFE EXPECTANCY CALCULATIONS

8. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to Us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Employee, or (b) for purposes of distributions beginning after the Employee's death, by the surviving spouse. Such an election shall be irrevocable as to the Employee or the surviving spouse, and shall apply to all subsequent years. Where life expectancy is not recalculated, benefit payments may cease before the death of the individual whose life expectancy is used to determine benefit payments (since such individual may live longer than his or her life expectancy, determined at the time benefit payments are calculated).

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life in which expectancy was first calculated.

ANNUITY OPTIONS

9. Except to the extent Treasury regulations allow us to offer different Annuity Options that are agreed to by Us, only Annuity Options 1 and 2 shall be available to an Employee. All Annuity Options must meet the requirements of IRC Section 403(b)(10), including the requirement that payments to persons other than Employees are incidental.

         Annuity Option 1(b) is not available for an Employee whose life expectancy is less than 10 years. Under Annuity Options 2(a) and 2(b), the designated Co-Annuitant must be the Employee's spouse. Annuity Option 2(b) is not available for an Employee and his or her spouse where the life expectancy of the Employee and such spouse is less than 10 years.

         Except as hereinafter provided, only Annuity Option 2(a) is available to a married Employee. A married Employee may elect another Annuity Option, provided his or her spouse consents in accordance with the requirements of section 205 of ERISA (and applicable regulations), or provided such election is otherwise permitted under such applicable regulations. An unmarried Employee will be deemed to have elected annuity Option 1(a) unless he or she makes a different election in the manner required under section 205 of ERISA (and applicable regulations).

ELECTIONS AND CONSENTS

10. Elections and consents required by ERISA may be revoked in the form, time, and manner prescribed in section 205 of ERISA (and applicable regulations). All elections and consents required by ERISA shall adhere to the requirements of the applicable regulations interpreting section 205 of ERISA (or any other applicable law), including the requirements as to the timing of any elections or consents.

         If a withdrawal is permitted by the employer's plan, no withdrawal, partial or total, may be made without consent of the Employee and the Employee's spouse in the manner required by section 205 of ERISA (and applicable

ENDORSEMENT.018
         regulations), except to the extent that such consent is not required under such applicable regulations. Any withdrawal made must be made in the form required under section 205 of ERISA (and applicable regulations), unless the Employee (and spouse, if applicable) makes an election in the form and manner permitted under such regulations, to receive the benefit in another form.

WITHDRAWAL OF SALARY REDUCTION CONTRIBUTIONS

11. Withdrawals and other distributions attributable to contributions made pursuant to a salary reduction agreement after December 31, 1988, and the earnings on such contributions and on amounts held as of December 31, 1988, shall not be paid unless the Employee has reached age 59 1/2, separated from service, died, become disabled or incurred a hardship as determined by the organization described in Section 3 of this Endorsement; provided, that amounts permitted to be distributed in the event of hardship shall be limited to actual salary deferral contributions (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC Section 414(p). Within the meaning of IRC Section 72(m)(7), disability means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. The permanence and degree of such impairment shall be supported by medical evidence.

WITHDRAWAL OF CUSTODIAL ACCOUNT CONTRIBUTIONS

12. Payments made by a nontaxable transfer from a custodial account qualifying under IRC Section 403(b)(7), and earnings of such amounts, shall not be paid or made available before the Employee dies, attains age 59 1/2, separates from service, becomes disabled or in the case of such amounts attributable to contributions made under the custodial account pursuant to a salary reduction agreement, encounters financial hardship; provided, that such amounts permitted to be paid or made available in the event of financial hardship shall be limited to amounts attributable to actual salary deferral contributions made under the custodial account (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC Section 414(p). Within the meaning of IRC Section 72(m)(7), disability means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. The permanence and degree of such impairment shall be supported by medical evidence.

MATURITY VALUE

13. If the Employee's Contract Value is greater than $3,500, as determined on the first day of the month preceding the Maturity Date, in accordance with section 205 of ERISA (and applicable regulations), we will not exercise our right to pay the Contract Value to an Employee on the Maturity Date in one lump sum in lieu of annuity benefits.

DIRECT ROLLOVERS

14. This Section 14 applies to distributions made on or after January 1, 1993. A distributee may elect, at the time and in the manner prescribed by Us, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under IRC Section 401(a)(9); and
         (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         An eligible retirement plan is an annuity described in IRC Section 403(b), an individual retirement account described in IRC Section 408(a), or an individual retirement annuity described in IRC Section 408(b), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

ENDORSEMENT.018

         A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternative payee under a qualified domestic relations order, as defined in IRC Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         A direct rollover is a payment by the plan administrator or Us to the eligible retirement plan specified by the distributee.

IRC SECTION 72(S)

15. All references in the Contract to IRC Section 72(s) are deleted.

This endorsement may be amended by the Company as necessary to comply with any changes in the Internal Revenue Code or other applicable law in order to maintain the tax qualification of the contract. Any such amendment would be subject to the New York Insurance Department's prior approval.


Endorsed on the Date of Issue of this Contract.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


/s/ J.M. Scott
------------------------------
President

ENDORSEMENT.018

                        TAX-SHELTERED ANNUITY ENDORSEMENT

Notwithstanding any provision contained therein to the contrary, the Contract to which this Endorsement is attached is amended as follows:

OWNER AND ANNUITANT

1. The Owner must be either an organization described in IRC Section 403(b)(1)(A) or an Employee of such an organization. If the Owner is an organization described in IRC Section 403(b)(1)(A), the term "Employee" as used in this Endorsement shall mean the individual Employee for whose benefit the organization has established an annuity plan under IRC Section 403(b). Such Employee shall be the Annuitant. If the Owner is an Employee of an organization described in IRC Section 403(b)(1)(A), the Annuitant must be the same Employee.

         If this Contract is used as a funding mechanism for a rollover under IRC Sections 403(b) or 408(d)(3), the Owner must be one individual, that same individual must be the Annuitant, and the term "Employee" shall mean that individual.

         The Annuitant cannot be changed. Prior to the Maturity Date, the Co-Annuitant can be changed, but such change shall not require any distributions to be made under the Contract. In the "Death Benefit Before Maturity Date" section of part 4 of the Contract, the first sentence of the paragraph "Death of Annuitant" is deleted, and the second sentence is modified to read as follows: "If any Owner is not an individual, the death of the Annuitant (but not of the Co-Annuitant) is treated as the death of an Owner."

NONTRANSFERABLE

2. The interest of the Employee in this Contract is non-transferable within the meaning of IRC Section 401(g) and applicable regulations and is nonforfeitable. In particular, the Contract may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of any obligation or for any other purpose, to any person other than Us.

PAYMENTS

3. Payments must be made by an organization described in IRC Section 403(b)(1)(A), except in the case of rollover contributions under IRC Sections 403(b)(8) and 408(d)(3). The Employee must be an Employee of such organization. Payments made pursuant to a salary reduction agreement shall be limited to the extent provided in IRC Section 402(g). Payments shall not exceed the amount allowed by IRC Section 415.

REQUIRED BEGINNING DATE

4. The Employee's entire interest in this Contract shall be distributed as required under IRC Section 403(b)(10) and applicable regulations.

                  Except as otherwise provided by law, for years beginning after December 31, 1996, the term "required beginning date" means April 1 of the calendar year following the later of (1) the calendar year in which the Employee attains age 70 1/2, or (2) the calendar year in which the Employee retires. However, to the extent required by law, the required beginning date means April 1 of the calendar year following the calendar year in which the Employee attains age 70 1/2 for an Employee who:

         (a) is a 5-percent owner (as defined in IRC Section 416) of the organization described in Section 1 of this Endorsement with respect to the plan year ending in the calendar year in which the Employee attains age 70 1/2; and

         (b) is not in a governmental plan or a church plan (as defined in IRC Section 401(a)(9)(C)).


DISTRIBUTIONS DURING EMPLOYEE'S LIFE

ENDORSEMENT.019

5. The Employee's entire interest shall be distributed no later than the required beginning date, or shall be distributed, beginning no later than the required beginning date, over (a) the life of the Employee or the joint lives of the Employee and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Employee, or the joint life and last survivor expectancy of the Employee and the designated beneficiary.

         If the Employee's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be made in accordance with the requirements of IRC Section 401(a)(9), including the incidental death benefit requirements of IRC
         Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401(a)(9)-2.

DISTRIBUTIONS AFTER EMPLOYEE'S DEATH

6. If an Employee dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of the Employee's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Employee's death.

         If the Employee dies before the required beginning date and an irrevocable annuity distribution has not begun, the entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death, except that

                  (a) if the interest is payable to an individual who is the Employee's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Employee died; or

                  (b) if the designated beneficiary is the Employee's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                           (i) December 31 of the calendar year immediately following the calendar year in which the Employee died, and

                           (ii) December 31 of the calendar year in which the Employee would have attained age 70 1/2.

                           If the surviving spouse dies before distributions begin, the limitations of this section shall be applied as if the surviving spouse were the Employee.

                           An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Employee's death or the date distributions are required to begin pursuant to this provision (b). If no election is made, the entire interest will be distributed in accordance with the method of distribution in this provision (b).

                  An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Employee's death. If no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death.

         In the "Death of Owner" section of the "Death Benefit Before Maturity Date" part of the Contract, the distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Employee's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

LIFE EXPECTANCY CALCULATIONS

ENDORSEMENT.019

7. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to Us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Employee, or (b) for purposes of distributions beginning after the Employee's death, by the surviving spouse. Such an election shall be irrevocable as to the Employee or the surviving spouse, and shall apply to all subsequent years. Where life expectancy is not recalculated, benefit payments may cease before the death of the individual whose life expectancy is used to determine benefit payments (since such individual may live longer than his or her life expectancy, determined at the time benefit payments are calculated).

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life in which expectancy was first calculated.

ANNUITY OPTIONS

8. Except to the extent Treasury regulations allow us to offer different Annuity Options that are agreed to by Us, only Annuity Options 1 and 2 shall be available to an Employee. All Annuity Options must meet the requirements of IRC Section 403(b)(10), including the requirement that payments to persons other than Employees are incidental.

         Annuity Option 1(b) is not available for an Employee whose life expectancy is less than 10 years. Under Annuity Options 2(a) and 2(b), the designated Co-Annuitant must be the Employee's spouse. Annuity Option 2(b) is not available for an Employee and his or her spouse where the life expectancy of the Employee and such spouse is less than 10 years.

WITHDRAWAL OF SALARY REDUCTION CONTRIBUTIONS

9. Withdrawals and other distributions attributable to contributions made pursuant to a salary reduction agreement after December 31, 1988, and the earnings on such contributions and on amounts held as of December 31, 1988, shall not be paid unless the Employee has reached age 59 1/2, separated from service, died, become disabled or incurred a hardship as determined by the organization described in Section 3 of this Endorsement; provided, that amounts permitted to be distributed in the event of hardship shall be limited to actual salary deferral contributions (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC Section 414(p). Within the meaning of IRC Section 72(m)(7)), disibility means the inability to engage in any substantial gainful activity by reason of any medically determinable phsyical or mental impairment which can be expected to result in death or to be of long-contintued and indefinite duration. The permanence and degree of such impairment shall be supported by medical evidence.

WITHDRAWAL OF CUSTODIAL ACCOUNT CONTRIBUTIONS

10. Payments made by a nontaxable transfer from a custodial account qualifying under IRC Section 403(b)(7), and earnings of such amounts, shall not be paid or made available before the Employee dies, attains age 59 1/2, separates from service, becomes disabled (within the meaning of IRC Section 72(m)(7)) or in the case of such amounts attributable to contributions made under the custodial account pursuant to a salary reduction agreement, encounters financial hardship; provided, that such amounts permitted to be paid or made available in the event of financial hardship shall be limited to amounts attributable to actual salary deferral contributions made under the custodial account (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC Section 414(p). Within the meaning of IRC Section 72(m)(7)), disibility means the inability to engage in any substantial gainful activity by reason of any medically determinable phsyical or mental impairment which can be expected to result

ENDORSEMENT.019
         in death or to be of long-contintued and indefinite duration. The permanence and degree of such impairment shall be supported by medical evidence.

LOANS

11. While this Contract is in force, an Employee may borrow using his or her interest in this Contract as the sole security for the loan. We will usually make a loan within seven days after We receive the request, subject to suspension of payment as set forth in part 10 of the Contract.

         The maximum loan value is 80% of the Contract Value for an Employee. An Employee may borrow an amount up to the lesser of:

         a.       the maximum loan value less any existing Debt, or

         b. An amount which, when added to any existing Debt, does not exceed the lesser of:

                  i. $50,000 (reduced by any excess of the highest outstanding Debt during the one year period ending on the day before the date on which the current loan is made, over the outstanding Debt on the date the current loan is made), or

                  ii.      $10,000 or, if greater, one-half of the Contract
                           Value.

         An Employee's investment in each Investment Account will be reduced by the amount withdrawn from that Investment Account in connection with the loan and such amount will be transferred to the Loan Account. Unless requested otherwise, We will withdraw the amount of the loan from each Investment Account in the same manner as partial withdrawals. If We withdraw part of the loan from an Employee's fixed Investment Account, a Market Value Charge may be applied. On each Contract Anniversary, the excess of the Debt over the amount in the Loan Account will be transferred from the Investment Accounts to the Loan Account. Any amounts in the Loan Account will earn interest at 4% per annum.

         Since the amount of a loan is removed from the Investment Accounts, a loan will have a permanent effect on the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be.

         The loan interest rate will be 6% per annum. Interest will be payable in arrears on each Contract Anniversary. Any interest not paid when due will be added to the Debt and bear Interest in the same manner.

         An Employee may repay any Debt in whole or in part while the Contract is in force. An amount equal to the amount of the loan repayment will be transferred from the Loan Account to the Investment Accounts in the same proportion as Purchase Payments are currently allocated, unless the Employee requests otherwise. Loans must be repaid within 5 years, except for loans to acquire a principal residence for the Employee. Repayment must be in level amounts made at least quarterly.

         If, on any date, the Debt exceeds the Contract Value, then the Contract will be in default. In such case We will send the Employee a notice of default and tell him what payment is needed to cure the default. The Employee will have a 31-day grace period from the date of mailing of such notice during which to pay the default amount. If the required payment is not paid within the grace period, the Contract may be foreclosed (terminate without value).

DIRECT ROLLOVERS

12. This Section 12 applies to distributions made on or after January 1, 1993. A distributee may elect, at the time and in the manner prescribed by Us, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated

ENDORSEMENT.019
         beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under IRC
         Section 401(a)(9); and (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         An eligible retirement plan is an annuity described in IRC Section 403(b), an individual retirement account described in IRC Section 408(a), or an individual retirement annuity described in IRC Section 408(b), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternative payee under a qualified domestic relations order, as defined in IRC Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         A direct rollover is a payment by the plan administrator or Us to the eligible retirement plan specified by the distributee.

IRC SECTION 72(S)

13. All references in the Contract to IRC Section 72(s) are deleted.


This endorsement may be amended by the Company as necessary to comply with any changes in the Internal Revenue Code or other applicable law in order to maintain the tax qualification of the Contract. Any such amendment would be subject to the New York Insurance Department's prior approval.

Endorsed on the Date of Issue of this Contract.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK



/s/ J.M. Scott
------------------------------
President

ENDORSEMENT.019

                  QUALIFIED PLAN ENDORSEMENT SECTION 401 PLANS

Notwithstanding any provision contained therein to the contrary, the Contract to which this Endorsement is attached is amended as follows:

OWNER AND ANNUITANT

1. The Owner of the Contract must be either a trustee of a qualified retirement plan under IRC Sections 401(a) or 403(a) or an employee covered by such a plan. If the Owner is a trustee, the term "Participant" as used in this Endorsement shall mean the individual employee for whose benefit the employer has established the plan. If the Owner is an employee, the term "Participant" shall mean the employee.

         In all cases, the Annuitant shall be the Participant and the Annuitant cannot be changed. Prior to the Maturity Date, the Co-Annuitant can be changed, but such change shall not require any distributions under the Contract.


NONTRANSFERABLE

2. Ownership of this Contract may not be transferred except: (1) to the Participant; (2) to a trustee or successor trustee of a retirement plan qualified under IRC Sections 401(a) or 403(a); or (3) as otherwise permitted by applicable regulations of the Internal Revenue Service.

         If the Contract is transferred to the Participant, the Participant becomes the Owner of the Contract and thereafter may not assign, sell, transfer, or discount the Contract, or pledge it as collateral for a loan or as security for the performance of an obligation or for any other purpose, other than to Us.

REQUIRED BEGINNING DATE

3. The Participant's entire interest in the Contract shall be distributed as required by IRC Section 401(a)(9), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Prop. Treas. Reg. Section 1.401(a)(9)-2.

         Except as otherwise provided by law, for years beginning after December 31, 1996, the term "required beginning date" means April 1 of the calendar year following the later of (1) the calendar year in which the Employee attains age 70 1/2, or (2) the calendar year in which the Employee retires. However, to the extent required by law, the required beginning date means April 1 of the calendar year following the calendar year in which the Employee attains age 70 1/2 for an Employee who:

         (a) is a 5-percent owner (as defined in IRC Section 416) of the organization described in Section 1 of this Endorsement with respect to the plan year ending in the calendar year in which the Employee attains age 70 1/2; and

         (b) is not in a governmental plan or a church plan (as defined in IRC Section 401(a)(9)(C)).

         The requirements of Sections 3,4, and 6 of this Endorsement do not apply with respect to a benefit to which a proper designation is in effect under section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982.

DISTRIBUTIONS DURING PARTICIPANT'S LIFE

4. The Participant's entire interest shall be distributed no later than the required beginning date, or shall be distributed, beginning no later than the required beginning date over (a) the life of the Participant or the joint lives of the Participant and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and the designated beneficiary.

         If the Participant's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall

ENDORSEMENT.020
         be determined in accordance with the requirements of IRC Section 401(a)(9), including the incidental death benefit requirements of IRC
         Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirements of Proposed Treasury Regulation Section 1.401(a)(9)-2.

DEATH BENEFIT

5. If, in the event of the Participant's death prior to the Maturity Date, the Death Benefit is not paid to the trustee of a retirement plan qualified under IRC Sections 401(a) or 403(a), it shall be paid to (1) the surviving spouse of the Participant in the form required by IRC
         Section 417(c), unless the spouse elects otherwise in accordance with the requirements of IRC Section 417 or regulations promulgated thereunder, or (2) if there is no surviving spouse, or if the surviving spouse has consented in the manner required by IRC Section 417, or if regulations promulgated by the Treasury Department under IRC Section 417 otherwise permit, to the Beneficiary under the Contract.

         In the "Death Benefit Before Maturity Date" section of part 4 of the Contract, the first sentence of the paragraph "Death of Annuitant" is deleted, and the second sentence is modified to read as follows: "If any Owner is not an individual, the death of the Annuitant (but not of the Co-Annuitant) is treated as the death of an Owner."

DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

6. If the Participant dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of the Participant's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Participant's death.

         If the Participant dies before the required beginning date and an irrevocable annuity distribution has not begun, the entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except that

                  (a) if the interest is payable to an individual who is the Participant's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; or

                  (b) if the designated beneficiary is the Participant's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                           (i) December 31 of the calendar year immediately following the calendar year in which the Participant died, and

                           (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                           If the surviving spouse dies before distributions begin, the limitations of this section shall be applied as if the surviving spouse were the Participant.

                           An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Participant's death or the date distributions are required to begin pursuant to this provision (b). If no election is made, the entire interest will be distributed in accordance with the method of distribution in this provision (b).

                  An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Participant's death. If no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         In the "Death of Owner" section of the "Death Benefit Before Maturity Date" part of the Contract, the

ENDORSEMENT.020
         distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Participant's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

LIFE EXPECTANCY CALCULATIONS

7. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to Us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Participant, or (b) for purposes of distributions beginning after the Participant's death, by the surviving spouse. Such an election shall be irrevocable as to the Participant or the surviving spouse, and shall apply to all subsequent years. Where life expectancy is not recalculated, benefit payments may cease before the death of the individual whose life expectancy is used to determine benefit payments (since such individual may live longer than his or her life expectancy, determined at the time benefit payments are calculated).

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life in which expectancy was first calculated.

ANNUITY OPTIONS

8. Except to the extent Treasury regulations allow us to offer different Annuity Options that are agreed to by Us and are stated in the employer's plan, only Annuity Options 1 and 2 shall be available to the Participant. All Annuity Options must meet the requirements of IRC
         Section 401(a)(9), including the requirement of IRC Section 401(a)(9)(G) that payments to persons other than Participants are incidental.

         Annuity Option 1(b) is not available for a Participant whose life expectancy is less than 10 years. Under Annuity Option 2(a) and 2(b) the designated Co-Annuitant must be the Participant's spouse. Annuity Option 2(b) is not available for a Participant and his or her spouse where the joint life expectancy of the Participant and such spouse is less than 10 years.

         Except as hereinafter provided, only Annuity Option 2(a) is available to a married Participant. A married Participant may elect another Annuity Option, provided his or her spouse consents in accordance with the requirements of IRC Section 417 or provided such election is otherwise permitted under Treasury Regulations. An unmarried Participant will be deemed to have elected Annuity Option 1(a) unless he or she makes a different election in the manner required under IRC
         Section 417 (and applicable regulations).

ELECTIONS AND CONSENTS

9. Elections and consents made pursuant to this Contract may be revoked in the form, time, and manner prescribed in IRC Section 417 (and applicable regulations). All elections and consents required by this Contract shall adhere to the requirements of the applicable regulations interpreting IRC Section 417 (or any other applicable law), including the requirements as to the timing of any elections or consents. No amount may be paid from the Contract in a lump sum unless such payment is allowed under both the retirement plan with regard to which the Contract is purchased and the Internal Revenue Code and related regulations. A Participant who is married must have the consent of his or her spouse to withdraw all or part of the Contract Value.

MATURITY VALUE

10. If the Contract Value is greater than $3,500, as determined on the first day of the month preceding the Maturity Date, in accordance with the requirements of IRC Sections 411(a)(11) and 417 (and applicable regulations), we

ENDORSEMENT.020
         will not exercise our right to pay the Contract Value on the Maturity Date in one lump sum in lieu of annuity benefits.

DIRECT ROLLOVERS

11. This Section 11 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Contract to the contrary that would otherwise limit a distributee's election under this Section 11, a distributee may elect, at the time and in the manner prescribed by Us, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under IRC Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         An eligible retirement plan is an individual retirement account described in IRC Section 408(a), an individual retirement annuity described in IRC Section 408(b), an annuity plan described in IRC
         Section 403(a), or a qualified trust described in IRC Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         A distributee includes a Participant. In addition, the Participant's surviving spouse and the Participants's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in IRC Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         A direct rollover is a payment by us to the eligible retirement plan specified by the distributee.

IRC SECTION 72(S)

12. All references in the Contract to IRC Section 72(s) are deleted from the Contract.

This endorsement may be amended by the Company as necessary to comply with any changes in the Internal Revenue Code or other applicable law in order to maintain the tax qualification of the Contract. Any such amendment would be subject to the New York Insurance Department's prior approval.

Endorsed on the Date of issue of this Contract.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK



/s/ J.M. Scott
-----------------------------
President

ENDORSEMENT.020

                SIMPLE INDIVIDUAL RETIREMENT ANNUITY ENDORSEMENT

The Contract to which this Endorsement is attached is issued to fund a savings incentive match plan for employees individual retirement annuity ("SIMPLE IRA") under Sections 408(b) and 408(p) of the Internal Revenue Code ("IRC"). Notwithstanding any provision contained therein to the contrary, the Contract to which this Endorsement is attached is amended as follows:

OWNER AND ANNUITANT

1. The Owner must be one individual and the Annuitant. Neither the Owner nor the Annuitant can be changed.

NONFORFEITABLE

2. The Contract is established for the exclusive benefit of the Owner or his or her Beneficiaries and the interest of the Owner is nonforfeitable.

NONTRANSFERABLE

3. The Owner may not assign, sell, transfer, discount or pledge this Contract as collateral for a loan or as security for the performance of any obligation or for any other purpose (other than a transfer incident to a divorce or separation instrument in accordance with IRC Section 408(d)(6)) to any person other than us.

CONTRIBUTIONS

4. No contributions may be made to this Contract other than (1) cash contributions under a qualified salary reduction arrangement (within the meaning of IRC Sections 408(p)(1) and (2)), including matching or nonelective employer contributions; and (2) transfers or rollovers from other SIMPLE retirement accounts (within the meaning of IRC Section 408(p)(1)) of the Owner.

         In all events, the maximum annual Payments shall not exceed amounts permitted by IRC Section 408(p)(2).

         To the extent necessary to preserve qualification under the Internal Revenue Code, We may refund Payments. Any refund of Payments (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the refund, toward future Payments or the purchase of additional benefits.

DISTRIBUTIONS DURING OWNER'S LIFE

5. The Owner's entire interest in the Contract shall be distributed as required under IRC Section 408(b)(3) and applicable regulations. Unless deferral is otherwise permitted under applicable regulations, the Owner's entire interest shall be distributed no later than the "required beginning date," or shall be distributed beginning no later than the "required beginning date" over (a) the life of the Owner or the joint lives of the Owner and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Owner, or joint life and last survivor expectancy of the Owner and the designated beneficiary.

         The "required beginning date" shall mean April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

         If the Owner's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be determined in accordance with the requirements of IRC Section 401(a)(9), including the incidental death benefit requirements of IRC
         Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401(a)(9)-2.

ENDORSEMENT.021

ANNUITY OPTIONS

6. Only Annuity Options 1 and 2 shall be offered unless We consent to the use of an additional option. Annuity Option 1(b) is not available for an Owner whose life expectancy is less than 10 years. Under Annuity Options 2(a) and 2(b) the designated Co-Annuitant must be the Owner's spouse. Annuity Option 2(b) is not available for an Owner and his or her spouse where the life expectancy of the Owner and such spouse is less than 10 years.

DISTRIBUTIONS AFTER OWNER'S DEATH

7. If an Owner dies on or after the required beginning date after distribution of the Owner's interest has begun (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of such interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Owner's death.

         If the Owner dies before the required beginning date and an irrevocable annuity distribution has not begun, the entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death, except that

                  (a) if the interest is payable to an individual who is the Owner's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died; or

                  (b) if the designated beneficiary is the Owner's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                           (i) December 31 of the calendar year immediately following the calendar year in which the Owner died, and

                           (ii) December 31 of the calendar year in which the Owner would have attained age 70 1/2.

         If the surviving spouse dies before distributions begin, the limitations of this section shall be applied as if the surviving spouse were the Owner.

         An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Owner's death or the date distributions are required to begin pursuant to this provision (b).

         If the designated beneficiary is the Owner's surviving spouse, the spouse may irrevocably elect to treat the Contract as his or her own individual retirement arrangement (IRA). This election will be deemed to have been made if such surviving spouse (i) fails to elect that his or her interest will be distributed in accordance with one of the preceding provisions, or (ii) makes a rollover from the Contract.

         An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Owner's death, and if no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death.

         In the "Death Benefit Before Maturity Date" section of part 4 of the Contract, (a) the provision entitled "Death of Annuitant" is deleted; and (b) in the "Death of Owner" provision, the distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Owner's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

ENDORSEMENT.021

LIFE EXPECTANCY CALCULATIONS

8. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Owner, or (b) for purposes of distributions beginning after the Owner's death, by the surviving spouse. Such an election shall be irrevocable as to the Owner or the surviving spouse, and shall apply to all subsequent years.

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

CANCELLATION FOR NONPAYMENT

9. We may cancel the Contract for nonpayment of Payments and pay you the Contract Value (measured as of the Valuation Period during which the cancellation occurs), less the Administration Fee (if applicable), if
         (a) prior to the Maturity Date, no Payments are made for two consecutive Contract Years; (b) the total Payments made, less any partial withdrawals, are less than $2,000; (c) the Contract Value at the end of such two-year period is less than $2,000; and (d) the paid-up annuity benefit at the Maturity Date at the end of such two-year period would be less than $20 per month.

IRC SECTION 72(S)

10.      All references in the Contract to IRC Section 72(s) are deleted.

SUMMARY DESCRIPTION

11. We agree to provide the Owner's employer the summary description described in IRC Section 408(I)(2) unless this SIMPLE IRA is a transfer SIMPLE IRA.

Endorsed on the Date of Issue of this Contract.


THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


/s/ J.M. Scott
----------------------------
President

ENDORSEMENT.021

UNISEX BENEFITS AND PAYMENTS
ENDORSEMENTS

The Contract to which this Endorsement is attached is amended as follows:

1. The sex of the annuitant, Co-Annuitant or other payee shall have no affect on the benefits or any payments under this Contract, Any reference to this Contract to the sex of the Annuitant, Co-Annuitant or other payee is deleted by this Endorsement.

Endorsed on the Date of Issue of this Contract.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK



/s/ R. Hirtle
------------------------------
President





ENDORSEMENT.023

                         AMOUNT OF FIRST MONTHLY PAYMENT

                           PER $1000 OF CONTRACT VALUE

                             OPTION 1: LIFE ANNUITY


Option 1(A):  Non-Refund                     Option 1(B): 10-Year Certain
------------------------------               -----------------------------------
Adjusted Age                                 Adjusted Age
of Annuitant         Annuitant               of Annuitant             Annuitant
------------------------------               -----------------------------------

     55                 4.23                      55                     4.19
     60                 4.64                      60                     4.57
     65                 5.20                      65                     5.05
     70                 5.94                      70                     5.65
     75                 6.91                      75                     6.35
     80                 8.21                      80                     7.13
     85                 9.94                      85                     7.90





                    OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY

Option 2(A): Non-Refund

                               Age of Co-Annuitant
--------------------------------------------------------------------------------
Adjusted
Age of          10 Years      5 Years       Same          5 Years       10 Years
Annuitant       Younger       Younger       Age           Older         Older
--------------------------------------------------------------------------------

55              3.24          3.38          3.53          3.69           3.83
60              3.40          3.58          3.78          3.98           4.16
65              3.61          3.85          4.10          4.36           4.61
70              3.88          4.19          4.53          4.88           5.20
75              4.23          4.64          5.10          5.57           6.00
80              4.70          5.26          5.88          6.51           7.06
85              5.34          6.09          6.94          7.76           8.43



Option 2(B): 10 Year Certain

                               Age of Co-Annuitant
--------------------------------------------------------------------------------
Adjusted
Age of          10 Years      5 Years       Same           5 Years      10 Years
Annuitant       Younger       Younger       Age            Older        Older
--------------------------------------------------------------------------------

55              3.24          3.38          3.53           3.69          3.83
60              3.40          3.58          3.78           3.98          4.16
65              3.61          3.85          4.10           4.36          4.59
70              3.88          4.18          4.52           4.86          5.16
75              4.23          4.63          5.07           5.50          5.86
80              4.68          5.21          5.78           6.30          6.69
85              5.27          5.95          6.62           7.18          7.56
--------------------------------------------------------------------------------



Monthly installments for ages not shown will be furnished on request.


ENDORSEMENT.023

                    INDIVIDUAL RETIREMENT ANNUITY ENDORSEMENT

Notwithstanding any provision contained therein to the contrary, the Contract to which this Endorsement is attached is amended as follows:

OWNER AND ANNUITANT

1. The Owner must be one individual and the Annuitant. Neither the Owner nor the Annuitant can be changed.

NONFORFEITABLE

2. The Contract is established for the exclusive benefit of the Owner or his or her Beneficiaries and the interest of the Owner is nonforfeitable.

NONTRANSFERABLE

3. The Owner may not assign, sell, transfer, discount or pledge this Contract as collateral for a loan or as security for the performance of any obligation or for any other purpose (other than a transfer incident to a divorce or separation instrument in accordance with IRC Section 408(d)(6)) to any person other than Us.

MAXIMUM PAYMENTS

4. The maximum annual Payments shall not exceed the lesser of $2,000 or 100% of compensation unless (a) such Payment qualifies as a rollover contribution described in IRC Sections 408(d)(3), 402(c), 403(a)(4) or 403(b)(8); or (b) such Payment qualifies as a contribution made in accordance with a Simplified Employee Pension Program as described in IRC Section 408(k).

         To the extent necessary to preserve qualification under the Internal Revenue Code, We may refund Payments. Any refund of Payments (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the refund, toward future Payments or the purchase of additional benefits.

DISTRIBUTIONS DURING OWNER'S LIFE

5. The Owner's entire interest in the Contract shall be distributed as required under IRC Section 408(b)(3) and applicable regulations. Unless deferral is otherwise permitted under applicable regulations, the Owner's entire interest shall be distributed no later than the "required beginning date," or shall be distributed beginning no later than the "required beginning date" over (a) the life of the Owner or the joint lives of the Owner and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Owner, or joint life and last survivor expectancy of the Owner and the designated beneficiary.

         The "required beginning date" shall mean April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

         If the Owner's interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be determined in accordance with the requirements of IRC Section 401(a)(9), including the incidental death benefit requirements of IRC
         Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401(a)(9)-2.

ANNUITY OPTIONS

6. Only Annuity Options 1 and 2 shall be offered unless We consent to the use of an additional option. Annuity Option 1(b) is not available for an Owner whose life expectancy is less than 10 years. Under Annuity Options 2(a) and 2(b) the designated Co-Annuitant must be the Owner's spouse. Annuity Option 2(b) is not available for an Owner and his or her spouse where the life expectancy of the Owner and such spouse is less than 10 years.

ENDORSEMENT.024

DISTRIBUTIONS AFTER OWNER'S DEATH

7. If an Owner dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments), the remaining portion of the Owner's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Owner's death.

         If the Owner dies before the required beginning date and an irrevocable annuity distribution has not begun, the entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death, except that

                  (a) if the interest is payable to an individual who is the Owner's designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died; or

                  (b) if the designated beneficiary is the Owner's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of

                           (i) December 31 of the calendar year immediately following the calendar year in which the Owner died, and

                           (ii) December 31 of the calendar year in which the Owner would have attained age 70 1/2.

                           If the surviving spouse dies before distributions begin, the limitations of this section shall be applied as if the surviving spouse were the Owner. An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Owner's death or the date distributions are required to begin pursuant to this provision (b).

                           If the designated beneficiary is the Owner's surviving spouse, the spouse may irrevocably elect to treat the Contract as his or her own individual retirement arrangement (IRA). This election will be deemed to have been made if such surviving spouse (i) fails to elect that his or her interest will be distributed in accordance with one of the preceding provisions, or (ii) makes a rollover from the Contract.

                  An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made within one year of the Owner's death, and if no election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death.

         In the "Death Benefit Before Maturity Date" section of part 4 of the Contract, (a) the provision entitled "Death of Annuitant" is deleted; and (b) in the "Death of Owner" provision, the distribution requirements of provisions "(d)" and "(e)" are deleted. If, after the Owner's death, the designated beneficiary dies before the Maturity Date, no Death Benefit is payable.

LIFE EXPECTANCY CALCULATIONS

8. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         If benefits under the Contract are payable in accordance with an Annuity Option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to Us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Owner, or (b) for purposes of distributions beginning after the Owner's death, by the surviving spouse. Such an election shall be irrevocable as to the Owner or the surviving spouse, and shall apply to all subsequent years. Where life expectancy is not recalculated, benefit payments may cease before the death of the

ENDORSEMENT.024
         individual whose life expectancy is used to determine benefit payments (since such individual may live longer than his or her life expectancy, determined at the time benefit payments are calculated).

         The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

CANCELLATION FOR NONPAYMENT

9. We may cancel the Contract for nonpayment of Payments and pay you the Contract Value (measured as of the Valuation Period during which the cancellation occurs), less the Administration Fee (if applicable), if
         (a) prior to the Maturity Date, no Payments are made for three consecutive Contract Years; (b) the total Payments made, less any partial withdrawals, are less than $2,000; (c) the Contract Value at the end of such three-year period is less than $2,000; and (d) the paid-up annuity benefit at the Maturity Date at the end of such three-year period would be less than $20 per month.

IRC SECTION 72(S)

10. All references in the Contract to IRC Section 72(s) are deleted.


This endorsement may be amended by the Company as necessary to comply with any changes in the Internal Revenue Code or other applicable law in order to maintain the tax qualification of the Contract. Any such amendment would be subject to the New York Insurance Department's prior approval.

Endorsed on the Date of Issue of this Contract.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK



/s/ J.M. Scott
----------------------------
President

ENDORSEMENT.024